UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02589
Eaton Vance Series Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2010

WALL ST

EATON VANCE TAX-MANAGED GROWTH FUND 1.0

EATON VANCE TAX-MANAGED GROWTH FUND 1.0

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Michael A. Allison, CFA
  Co-Portfolio Manager
Yana S. Barton, CFA
Co-Portfolio Manager
 Lewis R. Piantedosi
Co-Portfolio Manager
Duncan W. Richardson, CFA
     Co-Portfolio Manager
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at mid-year, taking many markets down.
•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	For the year ending December 31, 2010, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund)[1] posted double-digit returns but underperformed the S&P 500 Index (the Index) due to industry allocation and security selection versus the Index.[2] The strongest gains for the Index were recorded by the consumer discretionary and industrials sectors, followed by materials and energy, each of which saw returns in excess of 20%. Health care (+3%) and utilities (+6%) posted the lowest returns.
•	Relative to the Index, the Fund’s overweight and stock selection in health care stocks detracted the most from performance. Selection in pharmaceuticals, in particular, was detrimental to performance. Although a slight underweight in financials was positive, this was offset by a poor-performing holding in commercial banks and a lack of exposure to real estate investment trusts. In energy, one of the top-performing sectors for the Index, the Fund’s underweighted allocation and stock selection combined to have a negative impact on performance.

Total Return Performance 12/31/09 – 12/31/10
Tax-Managed Growth Fund 1.0	12.78%
S&P 500 Index[2]	15.06
Lipper Large-Cap Core Funds Classification[2]	12.94
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the positive side, an above-benchmark weighting in industrials made a positive contribution, as did an underweighting in the utilities sector. A machinery stock was the top individual contributor, followed by Fund holdings in textiles, apparel and luxury goods, software, insurance, diversified financial services, and computers and peripherals.

•	As always, we thank you for your continued confidence and participation in the Fund.
Portfolio Composition
Top 10 Holdings1
By net assets

United Technologies Corp.	3.1%
NIKE, Inc., Class B	2.9
Apache Corp.	2.8
PepsiCo, Inc.	2.8
International Business Machines Corp.	2.6
Intel Corp.	2.5
Deere & Co.	2.4
Oracle Corp.	2.4
Walt Disney Co. (The)	2.0
Coca-Cola Co. (The)	2.0

[1]	Top 10 Holdings represented 25.5% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P 500 Index. The table includes the total returns of the Fund. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance

Average Annual Total Returns (at net asset value)
One Year	12.78%
Five Years	2.16
Ten Years	1.42
Life of Fund (3/29/66)	9.25

*	Source: Lipper Inc. The Fund commenced investment operations on 3/29/66.
It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2010)
Returns at Net Asset Value (NAV)

	One Year	Five Years	Ten Years
Return Before Taxes	12.78%	2.16%	1.42%
Return After Taxes on Distributions	12.56	1.77	1.06
Return After Taxes on Distributions and Sale of Fund Shares	8.62	1.83	1.14
The Fund commenced investment operations on 3/29/66.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.0

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual	$1,000.00	$1,227.10	$2.75

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.70	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $308,314,273)	$654,693,627

Total assets	$654,693,627

Liabilities

Payable for Fund shares redeemed	$360,803
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	41,313

Total liabilities	$402,241

Net Assets	$654,291,386

Sources of Net Assets

Paid-in capital	$410,741,382
Accumulated net realized loss from Portfolio	(83,363,042)
Accumulated undistributed net investment income	42,864
Net unrealized appreciation from Portfolio	346,379,354
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)

Total	$654,291,386

Net Asset Value and Redemption Price Per Share

($654,291,386 ÷ 1,224,699 shares of beneficial interest outstanding)	$534.25

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $138,236)	$11,825,691
Interest allocated from Portfolio	9,756
Expenses allocated from Portfolio	(2,949,448)

Total investment income from Portfolio	$8,885,999

Expenses

Trustees’ fees and expenses	$500
Custodian fee	29,013
Transfer and dividend disbursing agent fees	27,011
Legal and accounting services	20,059
Printing and postage	13,089
Miscellaneous	6,311

Total expenses	$95,983

Net investment income	$8,790,016

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions(1)	$61,670,316
Foreign currency transactions	(487)

Net realized gain	$61,669,829

Change in unrealized appreciation (depreciation) —
Investments	$5,213,525
Foreign currency	(491)

Net change in unrealized appreciation (depreciation)	$5,213,034

Net realized and unrealized gain	$66,882,863

Net increase in net assets from operations	$75,672,879

(1)	Includes $61,736,201 of net realized gains from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$8,790,016	$10,637,262
Net realized gain from investment transactions and foreign currency transactions	61,669,829	54,549,125
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,213,034	57,813,385

Net increase in net assets from operations	$75,672,879	$122,999,772

Distributions to shareholders —
From net investment income	$(8,989,167)	$(10,635,937)
From net realized gain	—	(8,861,538)

Total distributions to shareholders	$(8,989,167)	$(19,497,475)

Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$2,342,881	$6,318,556
Cost of shares redeemed	(54,578,439)	(66,744,746)

Net decrease in net assets from Fund share transactions	$(52,235,558)	$(60,426,190)

Net increase in net assets	$14,448,154	$43,076,107

Net Assets

At beginning of year	$639,843,232	$596,767,125

At end of year	$654,291,386	$639,843,232

Accumulated undistributed net investment income included in net assets

At end of year	$42,864	$213,059

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$480.560	$402.280	$613.190	$603.370	$546.870

Income (Loss) From Operations

Net investment income	$7.001	$7.717	$9.700	$9.568	$8.023
Net realized and unrealized gain (loss)	53.839	84.959	(208.748)	18.969	66.019

Total income (loss) from operations	$60.840	$92.676	$(199.048)	$28.537	$74.042

Less Distributions

From net investment income	$(7.150)	$(7.700)	$(9.500)	$(9.600)	$(8.030)
From net realized gain	—	(6.696)	(2.362)	(9.117)	(9.512)

Total distributions	$(7.150)	$(14.396)	$(11.862)	$(18.717)	$(17.542)

Net asset value — End of year	$534.250	$480.560	$402.280	$613.190	$603.370

Total Return(1)	12.78%	23.35%	(32.75)%	4.75%	13.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$654,291	$639,843	$596,767	$1,007,067	$1,032,593
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	0.49%	0.50%	0.47%	0.46%	0.46%
Net investment income	1.42%	1.83%	1.83%	1.52%	1.38%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	3%	3%	6%	7%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (7.2% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,324,937 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $230,241 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2010, the Fund had a net capital loss of $259,414 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$8,989,167	$10,636,127
Long-term capital gains	$—	$8,861,348

During the year ended December 31, 2010, accumulated net realized loss was increased by $65,974,997, accumulated undistributed net investment income was increased by $28,956 and paid-in capital was increased by $65,946,041 due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss) and the timing of recognition for litigation proceeds received. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$40,696
Capital loss carryforward and post October losses	$(3,584,351)
Net unrealized appreciation	$266,602,831

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $2,515 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,367,221 and $63,610,918, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $53,694,241.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
	2010	2009

Issued to shareholders electing to receive payments of distributions in Fund shares	4,723	14,021
Redemptions	(111,473)	(166,034)

Net decrease	(106,750)	(152,013)

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (one of the funds constituting the Eaton Vance Series Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $11,877,981, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.7%

Security	Shares	Value

Aerospace & Defense — 4.5%

Boeing Co. (The)	970,517	$63,335,939
General Dynamics Corp.	473,021	33,565,570
Honeywell International, Inc.	290,022	15,417,570
Lockheed Martin Corp.	19,800	1,384,218
Northrop Grumman Corp.	43,336	2,807,306
Raytheon Co.	53,403	2,474,695
Rockwell Collins, Inc.	166,153	9,680,074
United Technologies Corp.	3,535,573	278,320,307

		$406,985,679

Air Freight & Logistics — 1.5%

FedEx Corp.	713,997	$66,408,861
United Parcel Service, Inc., Class B	992,540	72,038,553

		$138,447,414

Auto Components — 0.3%

Johnson Controls, Inc.	748,655	$28,598,621

		$28,598,621

Automobiles — 0.0%(2)

DaimlerChrysler AG(1)	17,284	$1,168,053
Harley-Davidson, Inc.	800	27,736

		$1,195,789

Beverages — 5.3%

Brown-Forman Corp., Class A	393,146	$27,327,579
Brown-Forman Corp., Class B	156,213	10,875,549
Coca-Cola Co. (The)	2,684,790	176,578,638
Coca-Cola Enterprises, Inc.	31,501	788,470
Molson Coors Brewing Co., Class B	186,000	9,335,340
PepsiCo, Inc.	3,866,073	252,570,549

		$477,476,125

Biotechnology — 1.8%

Amgen, Inc.(1)	2,830,119	$155,373,533
Biogen Idec, Inc.(1)	3,543	237,558
Genzyme Corp.(1)	22,226	1,582,491
Gilead Sciences, Inc.(1)	246,207	8,922,542

		$166,116,124

Capital Markets — 4.2%

Ameriprise Financial, Inc.	73,681	$4,240,342
Bank of New York Mellon Corp. (The)	866,758	26,176,092
Charles Schwab Corp. (The)	718,360	12,291,140
E*Trade Financial Corp.(1)	4,593	73,488
Federated Investors, Inc., Class B	31,821	832,756
Franklin Resources, Inc.	539,468	59,994,236
Goldman Sachs Group, Inc. (The)	557,466	93,743,483
Legg Mason, Inc.	96,941	3,516,050
Morgan Stanley	2,576,626	70,109,993
Northern Trust Corp.	714,489	39,589,835
State Street Corp.	759,119	35,177,574
T. Rowe Price Group, Inc.	323,743	20,894,373
UBS AG(1)	29,488	485,667
Waddell & Reed Financial, Inc., Class A	273,635	9,656,579

		$376,781,608

Chemicals — 1.2%

Air Products and Chemicals, Inc.	7,660	$696,677
Ashland, Inc.	30,391	1,545,686
Dow Chemical Co. (The)	152,627	5,210,686
E.I. Du Pont de Nemours & Co.	926,633	46,220,454
Ecolab, Inc.	380,814	19,200,642
Monsanto Co.	347,901	24,227,826
PPG Industries, Inc.	4,400	369,908
Sigma-Aldrich Corp.	173,486	11,547,228

		$109,019,107

Commercial Banks — 3.1%

Bank of Montreal	33,047	$1,902,516
BB&T Corp.	909,195	23,902,736
Comerica, Inc.	209,267	8,839,438
Fifth Third Bancorp	1,280,030	18,790,840
First Horizon National Corp.(1)	8,756	103,146
HSBC Holdings PLC	220,592	2,252,569
HSBC Holdings PLC ADR	35,973	1,836,062
KeyCorp	111,426	986,120
M&T Bank Corp.	17,293	1,505,356
Marshall & Ilsley Corp.	157,890	1,092,599
PNC Financial Services Group, Inc.	111,383	6,763,176
Regions Financial Corp.	250,097	1,750,679
Royal Bank of Canada	148,562	7,778,706
Societe Generale	492,017	26,473,686
SunTrust Banks, Inc.	269,585	7,955,453
Synovus Financial Corp.	10,960	28,934
Toronto-Dominion Bank	17,915	1,331,264
Trustmark Corp.	102,713	2,551,391
U.S. Bancorp	2,819,198	76,033,770
Wells Fargo & Co.	2,679,137	83,026,456
Zions Bancorporation	63,405	1,536,303

		$276,441,200

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Services & Supplies — 0.1%

Avery Dennison Corp.	31,594	$1,337,690
Cintas Corp.	61,121	1,708,943
Pitney Bowes, Inc.	15,870	383,737
Waste Management, Inc.	108,828	4,012,488

		$7,442,858

Communications Equipment — 4.0%

Cisco Systems, Inc.(1)	6,781,530	$137,190,352
Juniper Networks, Inc.(1)	459,780	16,975,078
Motorola, Inc.(1)	1,148,557	10,417,412
Nokia Oyj ADR	1,721,613	17,767,046
QUALCOMM, Inc.	3,122,231	154,519,212
Telefonaktiebolaget LM Ericsson ADR	1,750,000	20,177,500

		$357,046,600

Computers & Peripherals — 3.1%

Apple, Inc.(1)	326,406	$105,285,519
Dell, Inc.(1)	4,030,315	54,610,768
EMC Corp.(1)	2,586,992	59,242,117
Hewlett-Packard Co.	938,911	39,528,153
Lexmark International, Inc., Class A(1)	9,624	335,108
NetApp, Inc.(1)	417,589	22,950,692

		$281,952,357

Construction & Engineering — 0.0%(2)

Jacobs Engineering Group, Inc.(1)	15,479	$709,712

		$709,712

Construction Materials — 0.0%(2)

Vulcan Materials Co.	22,102	$980,445

		$980,445

Consumer Finance — 0.6%

American Express Co.	788,648	$33,848,772
Capital One Financial Corp.	80,225	3,414,376
Discover Financial Services	830,375	15,386,849
SLM Corp.(1)	10,200	128,418

		$52,778,415

Containers & Packaging — 0.0%(2)

Bemis Co., Inc.	79,135	$2,584,549

		$2,584,549

Distributors — 0.1%

Genuine Parts Co.	188,424	$9,673,688

		$9,673,688

Diversified Consumer Services — 0.0%(2)

Apollo Group, Inc., Class A(1)	10,812	$426,966
H&R Block, Inc.	22,181	264,176

		$691,142

Diversified Financial Services — 2.2%

Bank of America Corp.	4,173,500	$55,674,490
Citigroup, Inc.(1)	50,008	236,538
CME Group, Inc.	22,581	7,265,437
ING Groep NV ADR(1)	191,170	1,871,554
IntercontinentalExchange, Inc.(1)	13,162	1,568,252
JPMorgan Chase & Co.	2,983,514	126,560,664
Moody’s Corp.	179,602	4,766,637

		$197,943,572

Diversified Telecommunication Services — 0.4%

AT&T, Inc.	490,329	$14,405,866
CenturyLink, Inc.	4,871	224,894
Deutsche Telekom AG ADR	50,092	641,177
Frontier Communications Corp.	34,263	333,379
Telefonos de Mexico SA de CV ADR	283,026	4,568,040
Verizon Communications, Inc.	380,097	13,599,871
Windstream Corp.	130,837	1,823,868

		$35,597,095

Electric Utilities — 0.0%(2)

Duke Energy Corp.	47,340	$843,125
Exelon Corp.	9,202	383,171
Southern Co.	68,451	2,616,882

		$3,843,178

Electrical Equipment — 1.5%

Emerson Electric Co.	2,154,387	$123,166,305
Rockwell Automation, Inc.	125,000	8,963,750

		$132,130,055

Electronic Equipment, Instruments & Components — 0.6%

Corning, Inc.	2,838,521	$54,840,226
Flextronics International, Ltd.(1)	161,054	1,264,274
Tyco Electronics, Ltd.	9,230	326,742

		$56,431,242

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.6%

Baker Hughes, Inc.	136,681	$7,814,053
Halliburton Co.	846,351	34,556,511
Schlumberger, Ltd.	1,164,706	97,252,951
Transocean, Ltd.(1)	75,667	5,259,613

		$144,883,128

Food & Staples Retailing — 2.8%

Costco Wholesale Corp.	873,262	$63,058,249
CVS Caremark Corp.	1,474,872	51,281,299
Kroger Co. (The)	35,843	801,450
Safeway, Inc.	168,709	3,794,265
Sysco Corp.	616,760	18,132,744
Wal-Mart Stores, Inc.	1,980,219	106,793,211
Walgreen Co.	338,399	13,184,025

		$257,045,243

Food Products — 3.0%

Archer-Daniels-Midland Co.	1,490,873	$44,845,460
Campbell Soup Co.	54,780	1,903,605
ConAgra Foods, Inc.	3,600	81,288
General Mills, Inc.	40,967	1,458,015
H.J. Heinz Co.	7,500	370,950
Hershey Co. (The)	505,971	23,856,533
Kraft Foods, Inc., Class A	227,987	7,183,870
McCormick & Co., Inc.	10,600	493,218
Nestle SA	2,750,000	161,105,094
Sara Lee Corp.	1,492,627	26,135,899
Unilever NV	72,175	2,266,295

		$269,700,227

Health Care Equipment & Supplies — 1.1%

Bard (C.R.), Inc.	25,000	$2,294,250
Baxter International, Inc.	218,222	11,046,398
Becton, Dickinson and Co.	63,708	5,384,600
Boston Scientific Corp.(1)	36,529	276,524
CareFusion Corp.(1)	108,138	2,779,147
Covidien PLC	192,021	8,767,679
Medtronic, Inc.	1,353,900	50,216,151
St. Jude Medical, Inc.(1)	66,365	2,837,104
Stryker Corp.	131,368	7,054,461
Zimmer Holdings, Inc.(1)	225,425	12,100,814

		$102,757,128

Health Care Providers & Services — 1.0%

AmerisourceBergen Corp.	473,884	$16,168,922
Cardinal Health, Inc.	216,467	8,292,851
CIGNA Corp.	58,467	2,143,400
Express Scripts, Inc.(1)	281,972	15,240,587
Henry Schein, Inc.(1)	558,701	34,298,654
McKesson Corp.	3,166	222,823
Medco Health Solutions, Inc.(1)	133,872	8,202,337
PharMerica Corp.(1)	19,678	225,313
UnitedHealth Group, Inc.	99,570	3,595,473
WellPoint, Inc.(1)	53,673	3,051,847

		$91,442,207

Hotels, Restaurants & Leisure — 2.2%

Carnival Corp.	533,768	$24,612,042
International Game Technology	459,500	8,128,555
Interval Leisure Group, Inc.(1)	28,570	461,120
Marriott International, Inc., Class A	401,544	16,680,138
McDonald’s Corp.	860,566	66,057,046
Starbucks Corp.	2,322,271	74,614,567
Yum! Brands, Inc.	210,518	10,325,908

		$200,879,376

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$4,975,144
Fortune Brands, Inc.	117,078	7,053,950
Leggett & Platt, Inc.	263,428	5,995,621
Newell Rubbermaid, Inc.	49,838	906,055

		$18,930,770

Household Products — 1.7%

Clorox Co. (The)	27,272	$1,725,772
Colgate-Palmolive Co.	588,454	47,294,048
Energizer Holdings, Inc.(1)	27,000	1,968,300
Kimberly-Clark Corp.	520,234	32,795,552
Procter & Gamble Co.	1,067,349	68,662,561

		$152,446,233

Independent Power Producers & Energy Traders — 0.0%(2)

AES Corp. (The)(1)	93,180	$1,134,932

		$1,134,932

Industrial Conglomerates — 2.0%

3M Co.	827,587	$71,420,758
General Electric Co.	5,671,964	103,740,222
Textron, Inc.	33,277	786,668
Tyco International, Ltd.	22,764	943,340

		$176,890,988

Insurance — 2.8%

Aegon NV ADR(1)	5,136,862	$31,488,964
Aflac, Inc.	119,981	6,770,528

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance (continued)

Allstate Corp. (The)	60,964	$1,943,532
AON Corp.	25,900	1,191,659
Berkshire Hathaway, Inc., Class A(1)	654	78,774,300
Berkshire Hathaway, Inc., Class B(1)	940,459	75,340,171
Chubb Corp.	24,930	1,486,825
Cincinnati Financial Corp.	135,528	4,294,882
Hartford Financial Services Group, Inc.	10,762	285,085
Manulife Financial Corp.	65,344	1,122,610
Marsh & McLennan Cos., Inc.	24,256	663,159
Old Republic International Corp.	164,555	2,242,885
Progressive Corp.	1,166,022	23,168,857
Torchmark Corp.	252,479	15,083,096
Travelers Companies, Inc. (The)	76,466	4,259,921

		$248,116,474

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	59,077	$10,633,860
Expedia, Inc.	1	25
HSN, Inc.(1)	60,017	1,838,921
Liberty Media Corp. - Interactive, Class A(1)	11,902	187,695

		$12,660,501

Internet Software & Services — 1.9%

Akamai Technologies, Inc.(1)	200,000	$9,410,000
AOL, Inc.(1)	38,254	907,002
eBay, Inc.(1)	1,260,217	35,071,839
Google, Inc., Class A(1)	199,296	118,375,845
Google, Inc., Class A(1)(3)	3,500	2,076,989
IAC/InterActiveCorp(1)	13,368	383,662
VeriSign, Inc.	14,758	482,144

		$166,707,481

IT Services — 5.1%

Accenture PLC, Class A	2,738,000	$132,765,620
Automatic Data Processing, Inc.	1,314,993	60,857,876
Broadridge Financial Solutions, Inc.	10,202	223,730
DST Systems, Inc.	600	26,610
Fidelity National Information Services, Inc.	79,251	2,170,685
Fiserv, Inc.(1)	44,653	2,614,880
International Business Machines Corp.	1,572,831	230,828,678
Paychex, Inc.	757,686	23,420,074
Total System Services, Inc.	32,405	498,389
Western Union Co.	146,520	2,720,876

		$456,127,418

Leisure Equipment & Products — 0.0%(2)

Mattel, Inc.	22,565	$573,828

		$573,828

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.(1)	453,887	$18,804,538
Thermo Fisher Scientific, Inc.(1)	18,700	1,035,232

		$19,839,770

Machinery — 3.6%

Caterpillar, Inc.	121,835	$11,411,066
Danaher Corp.	44,183	2,084,112
Deere & Co.	2,623,301	217,865,148
Dover Corp.	434,443	25,393,194
Illinois Tool Works, Inc.	1,203,805	64,283,187
Parker Hannifin Corp.	30,763	2,654,847
WABCO Holdings, Inc.(1)	1,156	70,435

		$323,761,989

Media — 3.0%

Ascent Media Corp., Class A(1)	755	$29,264
CBS Corp., Class B	79,463	1,513,770
Comcast Corp., Class A	201,884	4,435,391
Comcast Corp., Special Class A	1,949,528	40,569,678
DIRECTV, Class A(1)	30,225	1,206,884
Discovery Communications, Inc., Class A(1)	7,555	315,043
Discovery Communications, Inc., Class C(1)	7,555	277,193
Gannett Co., Inc.	5,643	85,153
Liberty Global, Inc., Series A(1)	2,381	84,240
Liberty Global, Inc., Series C(1)	2,382	80,726
Liberty Media Corp. - Capital, Class A(1)	7,556	472,703
Liberty Media Corp. - Starz, Series A(1)	3,022	200,903
McGraw-Hill Cos., Inc. (The)	184,936	6,733,520
New York Times Co. (The), Class A(1)	5,269	51,636
News Corp., Class A	97	1,412
Omnicom Group, Inc.	192,607	8,821,401
Time Warner Cable, Inc.	125,310	8,274,219
Time Warner, Inc.	372,024	11,968,012
Viacom, Inc., Class B	83,155	3,293,770
Walt Disney Co. (The)	4,877,202	182,943,847
Washington Post Co., Class B	1,500	659,250
WPP PLC, ADR	37,400	2,322,914

		$274,340,929

Metals & Mining — 0.4%

Alcoa, Inc.	52,760	$811,976
Freeport-McMoRan Copper & Gold, Inc.	225,000	27,020,250
Nucor Corp.	230,000	10,078,600

		$37,910,826

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multiline Retail — 1.5%

Macy’s, Inc.	26,301	$665,415
Sears Holdings Corp.(1)	410	30,238
Target Corp.	2,290,940	137,754,222

		$138,449,875

Oil, Gas & Consumable Fuels — 8.4%

Anadarko Petroleum Corp.	2,267,534	$172,695,389
Apache Corp.	2,145,162	255,767,665
BP PLC ADR	217,447	9,604,634
Chevron Corp.	622,819	56,832,234
ConocoPhillips	361,015	24,585,122
Devon Energy Corp.	568,727	44,650,757
Exxon Mobil Corp.	2,296,100	167,890,832
Hess Corp.	39,579	3,029,377
Marathon Oil Corp.	175,831	6,511,022
Murphy Oil Corp.	78,679	5,865,519
Royal Dutch Shell PLC ADR, Class A	102,313	6,832,462
Royal Dutch Shell PLC ADR, Class B	9,594	639,632
Spectra Energy Corp.	8,313	207,742
Williams Cos., Inc.	2,000	49,440

		$755,161,827

Paper & Forest Products — 0.0%(2)

Neenah Paper, Inc.	975	$19,188

		$19,188

Personal Products — 0.0%(2)

Estee Lauder Cos., Inc., Class A	13,035	$1,051,924

		$1,051,924

Pharmaceuticals — 8.2%

Abbott Laboratories	3,085,358	$147,819,502
Allergan, Inc.	81,962	5,628,331
Bristol-Myers Squibb Co.	1,558,972	41,281,579
Eli Lilly & Co.	1,575,548	55,207,202
GlaxoSmithKline PLC ADR	459,388	18,017,197
Hospira, Inc.(1)	18,399	1,024,640
Johnson & Johnson	2,596,000	160,562,600
King Pharmaceuticals, Inc.(1)	52,305	734,885
Merck & Co., Inc.	1,909,105	68,804,144
Novo Nordisk A/S ADR	249,848	28,125,390
Pfizer, Inc.	7,447,685	130,408,964
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	87,155,417

		$744,769,851

Real Estate Investment Trusts (REITs) — 0.0%(2)

Weyerhaeuser Co.	11,615	$219,872

		$219,872

Real Estate Management & Development — 0.0%(2)

Forest City Enterprises, Inc., Class A(1)	56,500	$942,985

		$942,985

Road & Rail — 0.2%

Norfolk Southern Corp.	11,040	$693,533
Union Pacific Corp.	132,257	12,254,933

		$12,948,466

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	560,289	$21,106,087
Applied Materials, Inc.	1,065,614	14,971,877
Broadcom Corp., Class A	897,422	39,082,728
Cypress Semiconductor Corp.(1)	52,742	979,946
Intel Corp.	10,592,848	222,767,593
KLA-Tencor Corp.	142,065	5,489,392
Linear Technology Corp.	123,388	4,267,991
Maxim Integrated Products, Inc.	223,099	5,269,598
NVIDIA Corp.(1)	134,500	2,071,300
Texas Instruments, Inc.	897,287	29,161,827
Verigy, Ltd.(1)	284	3,698
Xilinx, Inc.	23,107	669,641

		$345,841,678

Software — 3.7%

Activision Blizzard, Inc.	846,350	$10,528,594
Adobe Systems, Inc.(1)	409,776	12,612,905
CA, Inc.	45,408	1,109,772
Electronic Arts, Inc.(1)	21,405	350,614
Microsoft Corp.	3,224,770	90,035,578
Oracle Corp.	6,883,600	215,456,680
Symantec Corp.(1)	185,171	3,099,763

		$333,193,906

Specialty Retail — 2.4%

Best Buy Co., Inc.	148,536	$5,093,299
Gap, Inc. (The)	89,138	1,973,515
Home Depot, Inc.	3,203,173	112,303,245
Limited Brands, Inc.	41,877	1,286,880
Lowe’s Companies, Inc.	663,831	16,648,882
Staples, Inc.	246,198	5,605,929
TJX Companies, Inc. (The)	1,701,405	75,525,368

		$218,437,118

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 3.0%

Coach, Inc.	10,800	$597,348
Hanesbrands, Inc.(1)	236,598	6,009,589
NIKE, Inc., Class B	3,058,444	261,252,287
VF Corp.	12,000	1,034,160

		$268,893,384

Thrifts & Mortgage Finance — 0.0%(2)

Tree.com, Inc.(1)	13,436	$126,836

		$126,836

Tobacco — 0.2%

Altria Group, Inc.	249,178	$6,134,762
Philip Morris International, Inc.	255,585	14,959,390

		$21,094,152

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	30,500	$1,748,870
Sprint Nextel Corp.(1)	135,160	571,727
Vodafone Group PLC ADR	258,159	6,823,142

		$9,143,739

Total Common Stocks
(identified cost $6,402,982,764)		$8,927,310,824

Preferred Stocks — 0.0%(2)

Security	Shares	Value

Commercial Banks — 0.0%(2)

Wells Fargo & Co.	166	$10

Total Preferred Stocks
(identified cost $4,929)		$10

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)(5)	$101,693	$101,692,564

Total Short-Term Investments
(identified cost $101,692,564)		$101,692,564

Total Investments — 99.8%
(identified cost $6,504,680,257)		$9,029,003,398

Other Assets, Less Liabilities — 0.2%		$16,213,819

Net Assets — 100.0%		$9,045,217,217

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Security subject to restrictions on resale (See Note 5).

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $117,723 and $0, respectively.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $6,402,987,693)	$8,927,310,833
Affiliated investments, at value (identified cost, $101,692,564)	101,692,564
Cash	1,201,444
Dividends receivable	10,718,987
Interest receivable from affiliated investment	18,551
Receivable for investments sold	7,012,596
Tax reclaims receivable	1,287,305

Total assets	$9,049,242,280

Liabilities

Payable to affiliates:
Investment adviser fee	$3,440,053
Trustees’ fees	12,625
Accrued expenses	572,385

Total liabilities	$4,025,063

Net Assets applicable to investors’ interest in Portfolio	$9,045,217,217

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$6,520,732,717
Net unrealized appreciation	2,524,484,500

Total	$9,045,217,217

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $2,024,341)	$169,815,633
Interest allocated from affiliated investments	139,296
Expenses allocated from affiliated investments	(21,573)

Total investment income	$169,933,356

Expenses

Investment adviser fee	$40,626,632
Trustees’ fees and expenses	50,500
Custodian fee	1,303,697
Legal and accounting services	151,995
Printing and postage	44,943
Miscellaneous	159,324

Total expenses	$42,337,091

Deduct —
Reduction of custodian fee	$165

Total expense reductions	$165

Net expenses	$42,336,926

Net investment income	$127,596,430

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions(1)	$232,534,485
Investment transactions allocated from affiliated investments	11,247
Foreign currency transactions	(5,664)

Net realized gain	$232,540,068

Change in unrealized appreciation (depreciation) —
Investments	$705,406,632
Foreign currency	(16,183)

Net change in unrealized appreciation (depreciation)	$705,390,449

Net realized and unrealized gain	$937,930,517

Net increase in net assets from operations	$1,065,526,947

(1)	Includes $268,975,439 of net realized gains from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$127,596,430	$171,051,571
Net realized gain (loss) from investment transactions and foreign currency transactions	232,540,068	(446,364,875)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	705,390,449	2,039,540,383

Net increase in net assets from operations	$1,065,526,947	$1,764,227,079

Capital transactions —
Contributions	$175,936,921	$362,235,165
Withdrawals	(1,675,725,915)	(3,249,726,036)

Net decrease in net assets from capital transactions	$(1,499,788,994)	$(2,887,490,871)

Net decrease in net assets	$(434,262,047)	$(1,123,263,792)

Net Assets

At beginning of year	$9,479,479,264	$10,602,743,056

At end of year	$9,045,217,217	$9,479,479,264

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.47%	0.45%	0.44%	0.45%
Net investment income	1.43%	1.86%	1.84%	1.52%	1.39%
Portfolio Turnover	2%	3%	3%	6%	7%

Total Return	12.86%	23.32%	(32.76)%	4.72%	13.69%

Net assets, end of year (000’s omitted)	$9,045,217	$9,479,479	$10,602,743	$19,864,161	$20,387,292

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 7.2%, 14.6%, 6.0%, and 1.3% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 70.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $40,638,659 of which $12,027 was allocated from Cash Management Portfolio and $40,626,632 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $165,245,452 and $48,294,867, respectively, for the year ended December 31, 2010. In addition, investors contributed securities with a value of $48,701,761 and investments having an aggregate market value of $1,505,988,551 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,072,854,306

Gross unrealized appreciation	$11,429,462,751
Gross unrealized depreciation	(4,473,313,659)

Net unrealized appreciation	$6,956,149,092

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $161,360.

5   Restricted Securities

At December 31, 2010, the Portfolio owned the following securities (representing 0.02% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of	Eligible
Common Stocks	Acquisition	for Resale	Shares	Cost	Value

Google, Inc., Class A	11/23/10	7/16/11	3,500	$4,235	$2,076,989

Total Restricted Securities				$4,235	$2,076,989

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,173,325,021	$—		$—	$1,173,325,021
Consumer Staples	1,017,708,811	161,105,094		—	1,178,813,905
Energy	900,044,955	—		—	900,044,955
Financials	1,124,624,707	28,726,255		—	1,153,350,962
Health Care	1,124,925,079	—		—	1,124,925,079
Industrials	1,199,317,161	—		—	1,199,317,161
Information Technology	1,995,223,692	2,076,989		—	1,997,300,681
Materials	150,514,115	—		—	150,514,115
Telecommunication Services	44,740,834	—		—	44,740,834
Utilities	4,978,110	—		—	4,978,110

Total Common Stocks	$8,735,402,485	$191,908,338	*	$—	$8,927,310,823

Preferred Stocks	$10	$—		$—	$10
Short-Term Investments	—	101,692,564		—	101,692,564

Total	$8,735,402,495	$293,600,902		$—	$9,029,003,397

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks
and Convertible
Preferred Stocks*

Balance as of December 31, 2009	$0
Realized gains (losses)	(56)
Change in net unrealized appreciation (depreciation)	56
Cost of purchases	—
Proceeds from sales	—
Transfers to Level 3	—
Transfers from Level 3	—

Balance as of December 31, 2010	$—

*	All Level 3 investments held at December 31, 2009 were valued at $0.

At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Tax-Managed Growth Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.0

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Tax-Managed Growth Fund 1.0

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Of the Trust since 2011 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Yana S. Barton 1975	Vice President	Of the Trust since 2011 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 1965	Vice President	Of the Trust since 2011 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.0
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

157-2/11	TGSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2009 and December 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$13,900	$13,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	$1,500	$1,000

Total	$21,590	$21,090

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/09	12/31/10

Registrant	$7,690	$7,190

Eaton Vance(1)	$288,295	$250,973

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Series Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date: February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date: February 14, 2011

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date: February 14, 2011